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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 2, 2004
                                -----------------
                Date of report (Date of earliest event reported)

                            Sotheby's Holdings, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Michigan                       1-9750                     38-2478409
    --------                       ------                     ----------
 (State or other                (Commission                 (I.R.S. Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation or
  organization)

     38500 Woodward Avenue, Suite 100
       Bloomfield Hills, Michigan                                48303
       --------------------------                                ------
 (Address of principal executive offices)                     (Zip Code)

                                  (248) 646-2400
                                  --------------
              (Registrant's telephone number, including area code)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet
Arrangement of a Registrant


From time to time in the ordinary course of business, Sotheby's Holdings, Inc. or one of its subsidiaries (collectively, the "Company") will guarantee to a consignor a minimum price in connection with the sale of property at auction. The Company must perform under its guarantee only in the event that the property sells for less than the minimum price and, therefore, the Company must pay the difference between the sale price at auction and the amount of the guarantee. If the property does not sell, the amount of the guarantee must be paid, but the Company has the right to recover such amount through the future sale of the property. Generally, the Company is entitled to a share of the excess proceeds if the property under guarantee sells above a minimum price. In addition, the Company is obligated under the terms of certain guarantees to loan a portion of the guaranteed amount prior to the auction. The Company has not had an aggregate loss on its auction guarantees in any year during the last ten years.

As of September 2, 2004, the Company had outstanding auction guarantees totaling approximately $93.3 million, the property relating to which has a mid-estimate sales price of approximately $112.8 million. Included in these outstanding auction guarantees is a guarantee entered into on August 27, 2004 for $65 million, the property relating to which has a mid-estimate sales price of $79.2 million.





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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  SOTHEBY'S HOLDINGS, INC.


                                                  By:     /s/ Michael L. Gillis
                                                          ---------------------

                                                          Michael L. Gillis
                                                          Senior Vice President,
                                                          Controller and Chief
                                                          Accounting Officer

                                                  Date:   September 2, 2004
                                                           -----------------